FIRST AMENDMENT TO THE SERVICES AGREEMENT

          FIRST AMENDMENT to the Services Agreement, dated March 4, 1997 (this "Amendment"), between Risk Enterprise Management Limited ("REM"), a Delaware corporation, Zurich Centre Investments Limited, a Bermuda corporation ("ZCI"), Home Holdings Inc., a Delaware corporation ("Home Holdings"), U.S. International Reinsurance Company, a stock reinsurance company domiciled in New Hampshire ("USI Re"), and The Home Insurance Company, a New Hampshire company which by merger became successor in interest to The Home Indemnity Company, The Home Insurance Company of Wisconsin, City Insurance Company, The Home Insurance Company of Illinois, The Home Indemnity Company of Indiana and Home Lloyds Insurance Company of Texas. (The Home Insurance Company will be referred to herein as "The Home").

                                  WITNESSETH

               WHEREAS, REM, ZCI, Home Holdings, USI Re and The Home entered into a certain Services Agreement dated June 12, 1995 (such agreement and any amendment thereto, including this Amendment, hereinafter is defined as the "SERVICES AGREEMENT") (All capitalized terms, unless defined herein, shall have the meaning ascribed to them in the original Services Agreement.);

               WHEREAS, pursuant to the SERVICES AGREEMENT, REM was appointed the exclusive agent to provide, inter alia, The Home and USI Re with certain services necessary for the continuing operation of The Home and USI Re;

               WHEREAS, effective 3/3/97 the Commissioner of Insurance for the State of New Hampshire ("Commissioner") issued an Order of Supervision for The Home and its insurance subsidiaries pursuant to specific authority granted to him under R.S.A. 404-F:II(b) and the general authority granted to him under R.S.A. 400-A:14 ("Order");

               WHEREAS, pursuant to the Commissioner's increased oversight of The Home and USI Re under the Order, The Home desires to limit REM's current level of authority to conduct The Home's and USI Re's business without prior approval;

               WHEREAS, Section 2(c) of the SERVICES AGREEMENT grants The Home's Board of Directors ("Home Board") and USI Re's Board of Directors ("USI Re Board") the right to specify in writing to REM such transactions, other than the transactions set out in such Section 2(c), for which REM must provide notification to, or seek prior approval of, the Home Board or the USI Re Board;

               WHEREAS, The Home and USI Re desire that REM assist The Home and USI Re in insuring The Home's and USI Re's compliance with the Order;

               NOW, THEREFORE, in consideration of The Home's, USI Re's and REM's mutual desires that REM continue to service The Home's and USI Re's continuing operations, and such other mutual promises and covenants hereinafter set forth, the sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Recognition of the Order of Supervision. REM acknowledges the Order, and agrees to act in good faith to insure The Home's and USI Re's compliance with the Order.

          2. Additional Service Transactions Requiring Prior Approval. The Home Board and the USI Re Board require REM to seek additional prior approvals, and REM agrees to seek same, for any transaction listed in the Order for which The Home or USI Re would be required to seek prior approval from the Commissioner or his designee. (Collectively, the foregoing transactions shall be defined as "Additional Prior Approval Transactions")

          3. The Commissioner's Right to Prior Approval. The Home Board and the USI Re Board require REM to seek prior approvals for Additional Prior Approval Transactions from the Commissioner or his designee, and REM agrees to seek prior approval for the Additional Prior Approval Transactions from the Commissioner or his designee as provided for in the Order.

          4. Assignment or Transfer. If REM assigns or transfers the SERVICES AGREEMENT, including a transfer by operation of law, the Home Board or the USI Re Board within 30 days thereafter may terminate the SERVICES AGREEMENT upon forty-five days written notice.

          5. No Third-Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder, except that the Commissioner or his designee is granted third party beneficiary rights to enforce The Home's and USI Re's rights under the SERVICES AGREEMENT.

          6. Additional Causes for Termination. In the event the Home Board or the USI Re Board fails to reach agreement with REM on any budget for REM's provision of services to The Home or USI Re, respectively, pursuant to the SERVICES AGREEMENT, the Home Board or the USI Re Board, as the case may be, may unilaterally impose any budget modification (a "Budget Modification"), effective immediately. Notwithstanding the preceding sentence, in the event of a Board's unilateral imposition of any Budget Modification, REM shall have the right to terminate the SERVICES AGREEMENT with respect to the services rendered to such affected company upon ninety (90) days written notice to The Home or USI Re, as the case may be; provided however that in such event (a) the Budget Modification shall not take effect until REM ceases to provide services to the affected company under the SERVICES AGREEMENT, and (b) The Home or USI Re, as the case may be, shall have the right to terminate the SERVICES AGREEMENT with respect to it prior to the expiration of such ninety days, but in no event earlier than sixty days from the date of such notice. Termination of the SERVICES AGREEMENT pursuant to this Section 6 shall not accelerate payment of the Contingent Fees.

          7. Board Approval of REM Personnel. The Home Board or the USI Re Board, as the case may be, may, upon thirty (30) days' written notice, instruct REM to replace any individual REM employee providing services to The Home or USI Re, respectively, pursuant to the SERVICES AGREEMENT.

          8.   Continuation of the SERVICES AGREEMENT.  The
               Services Agreement, as amended by this Amendment, shall otherwise continue in full force and effect.

          9. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute a single agreement, and any of the parties hereto may execute this Amendment by signing a counterpart.

               IN WITNESS WHEREOF, REM, ZCI, Home Holdings, USI Re and The Home have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

                                   RISK ENTERPRISE MANAGEMENT LIMITED

                                   By:    /s/ Charles E. Callahan
                                        ------------------------------
                                        Name:  Charles E. Callahan
                                        Title: President &
                                               Chief Operating Officer


                                   THE HOME INSURANCE COMPANY

                                   By:    /s/ Roger M. Moak
                                        ------------------------------
                                        Name:  Roger M. Moak
                                        Title: Senior Vice President &
                                               General Counsel


                                   ZURICH CENTRE INVESTMENTS LIMITED

                                   By:    /s/ Roger Thompson
                                        ------------------------------
                                        Name:  Roger Thompson
                                        Title: Vice President


                                   HOME HOLDINGS INC.

                                   By:    /s/ Richard H. Hershman
                                        ------------------------------
                                        Name:  Richard H. Hershman
                                        Title: Treasurer


                                   U.S. INTERNATIONAL REINSURANCE
                                   COMPANY


                                   By:
                                        ------------------------------
                                        Name:  Arthur D. Wilson
                                        Title: Vice President &
                                               Controller